Exhibit 99.1

June 17, 2022

Jupiter Wellness Announces the Retirement of Approximately 10% of its Outstanding Shares

JUPITER, FL – Jupiter Wellness, Inc. (Nasdaq: JUPW) today announced the purchase and retirement of 2,433,894 common shares, which reduces the Company’s outstanding common shares to 22,151,528 an approximate 10% reduction in shares outstanding.

The Company previously announced a $5.0 million share buyback program. Under the program, shares of the Company’s stock may be repurchased periodically in the open market or privately negotiated transactions. To date, the Company has purchased 2,433,894 under the program.

“We continue to believe our stock is undervalued and today’s announcement shows continued commitment to our shareholders and the desire to retire shares at current market prices. Given our current cash position, I strongly feel this program is an attractive use of capital as we continue to reposition ourselves for the growth ahead,” said Brian John CEO.

About Jupiter Wellness

Jupiter Wellness translates innovative health science into revolutionary products aimed at skin, hair, sexual wellness, and general health. Our approach is defined by proven mechanisms of action, validated manufacturing processes, and controlled clinical trials. Our development pipeline includes products to address psoriasis, eczema, burns, herpes, cold sores, and skin cancer. Jupiter Wellness generates revenue from a growing line of over-the-counter skin care products, wellness brands sold through retail channels, and the licensing of our intellectual property and proprietary formulations. For more information, please visit www.JupiterWellness.com.

Media Contact

Phone: 561-244-7100
Email: info@JupiterWellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness and, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021 and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

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